EX-99.77Q1(g): Copies of any merger or consolidation agreement, and other documents relevant to the information sought in sub-item 77M

(g) The Plan of Reorganization, dated February 18, 2011, is incorporated herein by reference to Exhibit (h)(43) in Registrant’s Post-Effective Amendment No. 77 filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199060).